SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              November 21, 1997


                            CLAIRE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



             NEVADA                   33-55254-33            87-0467224
(State or other jurisdiction       (Commission File        (IRS Employer
of incorporation)                      Number)         Identification Number)


7373 NORTH SCOTTSDALE ROAD
SUITE B-169
SCOTTSDALE, ARIZONA                                       85253
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (602) 483-8700

                                                  AMENDMENT NO. 2
The  undersigned   registrant  hereby  amends  the  following  items,  financial statements, exhibits or other portions of its current Report on Form 8-K dated December 5, 1997 and filed December 8, 1997 as follows:

     Attached  are  audited  financial  statements  of  Olympic   Rehabilitation
     Services, Inc. as of December 31, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)      CLAIRE TECHNOLOGIES, INC.


                  /s/ Jan Wallace
                      Jan Wallace
                      President


Date: March 13, 1998

                                 SMITH & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS

MEMBERS OF:                                      CRANDALL BUILDING SUITE 700
AMERICAN INSTITUTE OF                            10 WEST 100 SOUTH
     CERTIFIED PUBLIC ACCOUNTANTS                SALT LAKE CITY, UTAH 84101
UTAH ASSOCIATION OF                              TELEPHONE:       (801) 575-8297
     CERTIFIED PUBLIC ACCOUNTANTS                FACSIMILE:       (801) 575-8306
--------------------------------------------------------------------------------



                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Olympic Rehabilitation Services, Inc. (A Development Stage Company)

We have audited the accompanying balance sheet of Olympic Rehabilitation Services, Inc. (a development stage company) as of December 31, 1996, and the related statements of operations and cash flows for the years ended December 31, 1996 and 1995, and for the period of September 15, 1995 (date of inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Olympic Rehabilitation Services, Inc. (a development stage company) as of December 31, 1996, and the results of its operations and its cash flows for the years ended December 31, 1996 and 1995, and for the period of September 15, 1995 (date of inception) to December 31, 1996 in conformity with generally accepted accounting principles.



                                                   /s/ Smith & Company
                                                   CERTIFIED PUBLIC ACCOUNTANTS

Salt Lake City, Utah
March 12, 1998


See Notes to Financial Statements.

                      OLYMPIC REHABILITATION SERVICES, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET


                                                                                                               12/31/96
                                                                                                          -----------------
ASSETS
         CURRENT ASSETS
              Cash in bank                                                                                $          15,355
              Prepaid expenses                                                                                        4,292
              Accounts receivable (Net of allowance for doubtful accounts
                 of $211,000)                                                                                       498,578
                                                                                                          -----------------

                       TOTAL CURRENT ASSETS                                                                         518,225


         PROPERTY AND EQUIPMENT
              (Note 4 and Schedules V and VI)                                                                       453,757


         OTHER ASSETS
              Organization costs                                                                                        247
              Deposits                                                                                                3,470
                                                                                                          -----------------
                                                                                                                      3,717
                                                                                                          -----------------

                                                                                                          $         975,699
                                                                                                          =================

LIABILITIES & EQUITY
         CURRENT LIABILITIES
              Accounts payable                                                                            $         131,191
              Accrued expenses                                                                                        8,767
              Current portion of notes payable (Note 5)                                                             552,754
                                                                                                          -----------------

                       TOTAL CURRENT LIABILITIES                                                                    692,712

         LONG-TERM DEBT (Note 5)                                                                                     31,944
                                                                                                          -----------------

                       TOTAL LIABILITIES                                                                            724,656

STOCKHOLDERS' EQUITY
              Common Stock no par value:
                Authorized - 10,000 shares
                Issued and outstanding 10,000 shares                                                                      0
              Earnings accumulated during the development stage                                                     350,074
              Dividends paid                                                                                        (99,031)
                                                                                                          -----------------

                       TOTAL STOCKHOLDERS' EQUITY                                                                   251,043
                                                                                                          -----------------

                                                                                                          $         975,699
                                                                                                          =================

See Notes to Financial Statements.

                      OLYMPIC REHABILITATION SERVICES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS



                                                                                                                9/15/95
                                                                                 Years ended                    (Date of
                                                                                 December 31,                inception) to
                                                                           1996               1995              12/31/96
                                                                       --------------     --------------     --------------
Service revenue                                                        $    1,224,545     $            0     $    1,224,545
Rental revenue                                                                198,926                  0            198,926
Net equipment sales                                                            41,450                  0             41,450
                                                                       --------------     --------------     --------------

               GROSS PROFIT                                                 1,464,921                  0          1,464,921

General & administrative
         expenses:
         Contract services                                                    218,730                  0            218,730
         Insurance                                                              6,622                  0              6,622
         Payroll taxes and benefits                                            85,280                  0             85,280
         Rent                                                                  25,331                  0             25,331
         Salaries                                                             377,317                  0            377,317
         Supplies                                                              42,811                  0             42,811
         Travel & entertainment                                                20,094                  0             20,094
         Utilities                                                             21,081                  0             21,081
         Other                                                                 16,220                  0             16,220

Depreciation & amortization                                                    77,587                  5             77,592
Interest expense                                                               12,669                  0             12,669
Bad debts                                                                     211,100                  0            211,100
                                                                       --------------     --------------     --------------
                                                                            1,114,842                  5          1,114,847
                                                                       --------------     --------------     --------------
               NET INCOME (LOSS) BEFORE
               INCOME TAXES                                                   350,079                 (5)           350,074

INCOME TAXES (Note 1)                                                               0                  0                  0
                                                                       --------------     --------------     --------------

               NET INCOME (LOSS)                                       $      350,079     $           (5)    $      350,074
                                                                       ==============     ==============     ==============

Net income (loss) per weighted
         average share                                                 $        35.01     $         (.00)
                                                                       ==============     ==============

Weighted average number of
         common shares used to
         compute net income (loss) per
         weighted average share                                                10,000             10,000
                                                                       ==============     ==============



See Notes to Financial Statements.

                      OLYMPIC REHABILITATION SERVICES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS


                                                                                                           9/15/95
                                                                            Years ended                   (Date of
                                                                            December 31,                inception) to
                                                                     1996               1995              12/31/96
                                                                ---------------    ---------------    ---------------
OPERATING ACTIVITIES
   Net income (loss)                                            $       350,079    $            (5)   $       350,074
   Adjustments to reconcile net income
      (loss) to cash provided by operating activities:
         Depreciation and amortization                                   77,587                  5             77,592
         Bad debt expense                                               211,000                  0            211,000
      Changes in assets and liabilities:
         Prepaid expenses                                                (4,292)                 0             (4,292)
         Accounts receivable                                           (709,578)                 0           (709,578)
         Accounts payable                                               131,191                  0            131,191
         Accrued expenses                                                 8,767                  0              8,767
                                                                ---------------    ---------------    ---------------

                                            NET CASH PROVIDED
                                      BY OPERATING ACTIVITIES            64,754                  0             64,754

INVESTING ACTIVITIES
   Purchase of equipment                                               (486,306)                 0           (486,306)
   Deposits                                                              (3,470)                 0             (3,470)
   Organization costs                                                      (210)               (80)              (290)
                                                                ---------------    ---------------    ---------------

                                              NET CASH (USED)
                                      BY INVESTING ACTIVITIES          (489,986)               (80)          (490,066)

FINANCING ACTIVITIES
   Loans - related parties                                              515,343                 80            515,423
   Loan repayments - related parties                                    (79,456)                 0            (79,456)
   Dividends paid                                                       (99,111)                 0            (99,111)
   Loan proceeds                                                        174,153                  0            174,153
   Loan repayments                                                      (70,342)                 0            (70,342)
                                                                ---------------    ---------------    ---------------

                                         NET CASH PROVIDED BY
                                         FINANCING ACTIVITIES           440,587                 80            440,667
                                                                ---------------    ---------------    ---------------

                                             INCREASE IN CASH
                                         AND CASH EQUIVALENTS            15,355                  0             15,355

Cash and cash equivalents at beginning
   of period                                                                  0                  0                  0
                                                                ---------------    ---------------    ---------------

                                    CASH AND CASH EQUIVALENTS
                                               AT END OF YEAR   $        15,355    $             0    $        15,355
                                                                ===============    ===============    ===============

SUPPLEMENTAL INFORMATION
   Cash paid for interest                                       $        12,669    $             0    $        12,669
                                                                ===============    ===============    ===============

During 1996, the Company issued a promissory note for $45,000 to purchase equipment.


See Notes to Financial Statements.

                      OLYMPIC REHABILITATION SERVICES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1996 and 1995


NOTE 1:         SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
                Basis of Presentation
                The financial statements for all periods presented include the accounts of the following entities which merged with the Company on November 21, 1997: Orion Preventive Medicine, Inc. ("Orion"), and Allied Health Partners, Inc. ("Allied") and the following limited liability companies which merged into Allied prior to Allied merging with the Company: Allied Management Group, LLC (organized in 1995), South Oaks Rehabilitation Clinic, LLC
                (organized in 1996), North Oaks Rehabilitation Center, LLC (organized in 1996), and Health Care Partners, LLC (organized in
                1996). The limited liability companies and Allied were owned by Richard A. Kellar, who is now the Company's President. These financial statements are presented to meet requirements of the Securities and Exchange Commission and to show the activities of the predecessor entities whose operations are now being continued through the Company. Olympic was incorporated to acquire the operating entities discussed above.

                Accounting Methods
                The Company recognizes income and expenses based on the accrual method of accounting.

                Dividend Policy
                The Company has not yet adopted any policy regarding payment of dividends.

                Property and Equipment
                Property and equipment is recorded at cost and is being depreciated over a useful life of five to thirty-nine years using the straight-line method.

                Cash and Cash Equivalents
                For financial statement purposes, the Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

                Estimates
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates. Such estimates of significant accounting sensitivity are allowance for doubtful accounts.

                Income Taxes
                The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized.

                The Company utilizes the liability method of accounting for income taxes as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). Under the liability method, deferred taxes are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. An allowance against deferred tax assets is recorded when it is more likely than not that such tax benefits will not be realized.

                      OLYMPIC REHABILITATION SERVICES, INC.
                          (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           December 31, 1996 and 1995

NOTE 1:         SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)
                Income Taxes (continued)
                Prior to November 30, 1997, the operating entities were limited liability companies with income taxes being the responsibility of the member. Thus, no provision for income taxes has been made in the financial statements.

NOTE 2:         DEVELOPMENT STAGE COMPANY
                The Company was incorporated under the laws of the State of Louisiana on June 25, 1997 and has been in the development stage since incorporation. The Company has entered into the business of providing contract physical, occupational and activity therapy services to various hospitals and other medical providers. In addition the Company provides management services to several rehabilitation facilities.

NOTE 3:         CAPITALIZATION
                On the date of incorporation, the Company issued 10,000 shares of its common stock to Claire Technologies, Inc., a public company in exchange for organization costs paid by Claire which are immaterial to the financial statements and are not included herein. The Company's authorized stock is 10,000 shares of common stock at no par value.

NOTE 4:         PROPERTY AND EQUIPMENT
                Property and equipment has a cost of $531,306. The allowance for depreciation is $77,549 at December 31, 1996. Depreciation expense for the year ended December 31, 1996 was $77,549.

NOTE 5:         NOTES PAYABLE
                Notes payable at December 31, 1996 are as follows:

                                           Interest       Principal Balances
                Related Parties:           Rate (%)      Current    Long-term
                                         ----------   ------------  -----------
                Linda Holliman                    0   $     27,000  $         0
                Barbara Kellar                    0        110,000            0
                Richard Kellar                    0         27,150            0
                Health Services Group             0        225,997            0
                John Evans                        0         27,000            0
                K & K Leasing                     0         18,740            0
                                                      ------------  -----------
                                                           435,887            0

                Other Creditors:
                Hibernia National Bank
                  credit line                   8.25        48,826            0
                Hibernia National Bank (1)      6.10        60,000            0
                Pecot & Associates (2)          8.00         8,041       31,944
                                                       -----------  -----------
                                                           116,867       31,944
                                                       -----------  -----------

                                                       $   552,754  $    31,944
                                                       ===========  ===========

                (1) Personally guaranteed by Richard A. Kellar and secured by his certificate of deposit.
                (2) Secured by equipment

                Scheduled principal reductions of notes payable are as follows:

                  1997                           $         552,754
                  1998                                       8,709
                  1999                                       9,431
                  2000                                      10,214
                  2001                                       3,590
                                                 -----------------
                                                 $         584,698
                                                 =================

                      OLYMPIC REHABILITATION SERVICES, INC.
                          (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           December 31, 1996 and 1995

NOTE 6:         COMMITMENTS
                The Company leases various property under short-term operating leases. At December 31, 1996, future expected lease payments were $29,706. During 1997, the Company began paying or accruing rent to Richard Kellar, the President, the monthly amount of $5,023, for the use of property owned by Mr. Kellar.

                                 SMITH & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS

MEMBERS OF:                                        CRANDALL BUILDING SUITE 700
AMERICAN INSTITUTE OF                              10 WEST 100 SOUTH
     CERTIFIED PUBLIC ACCOUNTANTS                  SALT LAKE CITY, UTAH 84101
UTAH ASSOCIATION OF                                TELEPHONE:     (801) 575-8297
     CERTIFIED PUBLIC ACCOUNTANTS                  FACSIMILE:     (801) 575-8306
--------------------------------------------------------------------------------



Board of Directors and Shareholder
Olympic Rehabilitation Services, Inc.


Our audit of the basic financial statements presented in the preceding section of this report was made primarily to form an opinion on such financial statements taken as a whole. The additional information, contained in the following pages, is not considered essential for the fair presentation of the financial position of Olympic Rehabilitation Services, Inc., the results of its operations or cash flows in conformity with generally accepted accounting principles. The following information consisting of Schedule V and Schedule VI is included to comply with reporting requirements of the Securities and Exchange Commission. Such data was subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                    /s/ Smith & Company
                                                    CERTIFIED PUBLIC ACCOUNTANTS

Salt Lake City, Utah
March 12, 1998

                      OLYMPIC REHABILITATION SERVICES, INC.

                   SCHEDULE V - PROPERTY, PLANT AND EQUIPMENT

                                                Balance at                                                   Balance
                                                 Beginning           Additions                               at End
                                                 of Period            at Cost           Retirement          of Period
                                            ------------------  ------------------  -----------------   -----------------
Year Ended December 31, 1995:
           Equipment                        $                0  $                0  $               0   $               0
           Leasehold Improvements                            0                   0                  0                   0
                                            ------------------  ------------------  -----------------   -----------------

                                            $                0  $                0  $               0   $               0
                                            ==================  ==================  =================   =================

Year Ended December 31, 1996:
           Equipment                        $                0  $          457,956  $               0   $         457,956
           Leasehold Improvements                            0              73,350                  0              73,350
                                            ------------------  ------------------  -----------------   -----------------

                                            $                0  $          531,306  $               0   $         531,306
                                            ==================  ==================  =================   =================

                      OLYMPIC REHABILITATION SERVICES, INC.

                    SCHEDULE VI - ACCUMULATED DEPRECIATION OF
                          PROPERTY, PLANT AND EQUIPMENT


                                                                     Additions
                                                Balance at          Charged to                               Balance
                                                 Beginning           Costs and                               at End
                                                 of Period           Expenses           Retirement          of Period
                                            ------------------  ------------------  -----------------   -----------------
Year Ended December 31, 1995:
           Equipment                        $                0  $                0  $               0   $               0
           Leasehold Improvements                            0                   0                  0                   0
                                            ------------------  ------------------  -----------------   -----------------

                                            $                0  $                0  $               0   $               0
                                            ==================  ==================  =================   =================

Year Ended December 31, 1996:
           Equipment                        $                0  $           76,537  $               0   $          76,537
           Leasehold Improvements                            0               1,012                  0               1,012
                                            ------------------  ------------------  -----------------   -----------------

                                            $                0  $           77,549  $               0   $          77,549
                                            ==================  ==================  =================   =================